SUPPLEMENT DATED JUNE 13, 2023 TO THE VARIABLE ANNUITY PROSPECTUSES
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                  AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VARIABLE SEPARATE ACCOUNT
                 Polaris II Platinum Series Variable Annuity

                       VARIABLE SEPARATE ACCOUNT SEVEN
                 Polaris II A-Class Platinum Series Variable Annuity

      THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                        FS VARIABLE SEPARATE ACCOUNT
                        Polaris II Variable Annuity
            Polaris II A-Class Platinum Series Variable Annuity

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This supplement updates certain information in the most recent prospectus.
You should read this information carefully and retain this supplement for future reference together with the prospectus for your policy. This supplement is not valid unless it is read in conjunction with the prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus.

MARKETLOCK INCOME PLUS EXTENSION

The information below is important to you if you purchased a contract between May 1, 2008 and May 3, 2009 and you elected the MarketLock Income Plus Living Benefit. As described in the prospectus, the initial Income Base Evaluation Period and initial Income Credit Period ended after the fifth contract year. If you elected to extend both the Income Base Evaluation Period and the Income Credit Period on the fifth and again on the tenth contract anniversary (first and second "Extensions"), you will have the opportunity to elect the third extension of the Income Base Evaluation Period only (third "Extension") on or about your fifteenth contract anniversary. The Income Credit Base Period will not be available for further extension. In choosing the third Extension, only the Income Base Evaluation Period over which the feature locks-in the highest Anniversary Value will be extended for an additional 5 year period, and your fee will change as detailed below. No other parameters or terms of your current benefit, including investment requirements, will change as a result of the third Extension.

If you do not wish to elect the third Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the current fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements that applied upon the second Extension. However, your Income Base will no longer be adjusted for higher Anniversary Values. Please note that if you did not elect the first and the second Extensions when they were offered, you will not be permitted to extend the Income Base Evaluation Period at this time. If you do not elect this third Extension, you will not be eligible for any subsequent Extension in the future.
As with all important financial decisions, we recommend that you discuss this with your financial representative. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you. If you elect the second Extension, we will send you a new contract endorsement.

For information on the MarketLock Income Plus Living Benefit you elected at purchase, please see the MarketLock Income Plus section under OPTIONAL LIVING BENEFITS in the prospectus.

How do I elect the third Extension?

If you are eligible for the third Extension because you elected all previous Extensions and wish to elect the third Extension, you must complete the Election Form you will receive. The terms of the third Extension for contracts issued between May 1, 2008 and May 3, 2009 are detailed below. The Income Base Evaluation Period may be extended for an additional 5 year period.
As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider Anniversary Values. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee if I elect the third Extension?

If you elect the third Extension, the fee for the feature will be increased by 0.05% as follows:

-----------   ------------------------------------------------     ------------------------------------------------
Number of        Current Annualized Fee After Second Extension       Current Annualized Fee After Third Extension
 Covered        (calculated as a percentage of the Income Base)     (calculated as a percentage of the Income Base)
 Persons
-----------   ------------------------------------------------     ------------------------------------------------
   One                              1.25%                                                1.30%
-----------   ------------------------------------------------     ------------------------------------------------
   Two                              1.50%                                                1.55%
-----------   ------------------------------------------------     ------------------------------------------------

As a reminder, you also have the option to cancel your MarketLock Income Plus benefit on your tenth anniversary, or any anniversary thereafter. If you elect to cancel your feature, you will no longer receive the guarantees of the MarketLock Income Plus benefit and you will no longer be charged the fee. See "Can MarketLock Income Plus be cancelled?" in the MarketLock Income Plus section under OPTIONAL LIVING BENEFITS in the prospectus.